3: AMC Entertainment Inc

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)February 5, 2003

AMC ENTERTAINMENT INC.
(Exact name of registrant as specified in its charter)

DELAWARE

1-8747

43-1304369

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

920 Main Street
Kansas City, Missouri	64105
(Address of principal executive offices)	Zip Code

Registrant’s telephone number, including area code (816) 221-4000

Item 9. Regulation FD Disclosure

On February 5, 2003, in connection with the filing of the Form 10-Q of AMC Entertainment Inc. (the "Company") for the quarter ended December 26, 2002 (the "Report"), Peter C. Brown, Chairman of the Board, Chief Executive Officer and President, and Craig R. Ramsey, Executive Vice President and Chief Financial Officer and Secretary of the Company, each certified, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer's knowledge:

the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities exchange Act of 1934; and

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Limitation of Incorporation by Reference

In accordance with the general instruction B.2 of Form 8-K, the information in this report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMC ENTERTAINMENT INC.

Date:	February 5, 2003	/s/ Craig R. Ramsey_______
Craig R. Ramsey
Executive Vice President,
Chief Financial Officer and
Secretary